UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 17, 2022, Leslie’s, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “2022 Annual Meeting”). At the 2022 Annual Meeting, shareholders (i) approved the election of three Class I directors, each to serve for a three-year term expiring at the Company’s 2025 annual meeting of shareholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal; (ii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 1, 2022; (iii) approved on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approved on a non-binding, advisory basis, a frequency of one year for future non-binding, advisory votes to approve the compensation paid to the Company’s named executive officers.

Set forth below are the votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each item of business at the 2022 Annual Meeting, as applicable:

(1) Election of Class I Directors

Director Nominee	For	Withheld	Broker Non-Votes
Michael R. Egeck	106,835,685	63,074,818	4,160,069
Yolanda Daniel	105,802,698	64,107,805	4,160,069
Eric Kufel	97,437,721	72,472,782	4,160,069

(2) Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain	Broker Non-Votes
170,510,067	3,516,436	44,069	—

(3) Non-binding, advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
165,786,980	4,028,422	95,101	4,160,069

(4) Non-binding, advisory vote to approve the frequency of future non-binding, advisory votes to approve named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
169,742,713	6,167	110,180	51,443	4,160,069

The Company has decided, going forward, to include a non-binding, advisory vote to approve the compensation of the Company’s named executive officers every year, consistent with the Company’s Board of Directors’ (the “Board”) recommendation to shareholders.

In response to the shareholder vote with respect to the election of directors at the 2022 Annual Meeting, the Board intends to consider declaring advisable and submitting for shareholder vote an amendment to the Company’s Amended and Restated Certificate of Incorporation at its 2023 Annual Meeting of Shareholders that would subject its classified board structure to a 5-year sunset.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Steven M. Weddell
Name:	Steven M. Weddell
Title:	Executive Vice President and Chief Financial Officer

Date: March 18, 2022